UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 27, 2010
Date of Earliest Event Reported: December 21, 2009

DESTINY MEDIA TECHNOLOGIES INC.
(Exact name of Registrant as specified in its Charter)

Colorado
(State or other Jurisdiction of Incorporation)

000-28259	84-1516745
(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 800 - 570 Granville St.
Vancouver British Columbia, V6C 3P1
Canada	N/A
(Address of Principal Executive Offices)	(Zip Code)

(604) 609-7736
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Previous independent registered public accounting firm

(i)

On December 21, 2009, Destiny Media Technologies, Inc. (“the Company”) formally informed Manning Elliott LLP, Chartered Accountant (“Manning Elliott”) of their dismissal as the Company’s independent registered public accountant.

(ii)

The reports of Manning Elliott on the Company’s consolidated financial statements as of and for the years ended August 31, 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	The Company’s Audit Committee and Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the Registrants most recent fiscal year and through December 21, 2009 there have been no disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Manning Elliott would have caused it to make reference thereto in connection with its report on the financial statements.

(v)

During the audits of the one period ended August 31, 2009 and through December 21, 2009, there have been no reportable events as defined in Regulations S-K Item 304(a)(1)(v). Manning Elliott agreed with management’s assessment regarding certain deficiencies and material weaknesses regarding the Company’s internal controls. The deficiencies and material weaknesses noted were related to a lack of segregation of duties exist to provide effective controls; a lack of a financial expert on our audit committee, our audit committee is not independent; and the Company may not have the necessary in- house knowledge to address complex accounting and tax issues that may arise.

(vi)	The Company has requested that Manning Elliott furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The letter is attached as an exhibit.

(b)	New independent registered public accounting firm

On December 21, 2009, the Company’s audit committee and board of directors resolved to retain BDO Dunwoody LLP, Chartered Accountants (“BDO”) as the sole principal independent registered accountant for the Company. During the two most recent fiscal years and through December 21, 2009, the Company had not consulted with BDO regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that BDO concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

16.1	Letter of Manning Elliott LLP Chartered Accountant dated January 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2010	DESTINY MEDIA TECHNOLOGIES, INC.

	By:	/s/ Steven Vestergaard
Steven Vestergaard, Chief Executive Officer